EXHIBIT 3


                                    GUARANTY


         Guaranty dated as of January 12, 1999 (this "Guaranty"). In consideration of International Home Foods, Inc. and M. Polaner, Inc. (collectively, "Sellers") entering into the Asset Purchase Agreement (the "Asset Purchase Agreement") of even date herewith between Roseland Distribution Company, a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of the undersigned Guarantor (the "Guarantor"), and Sellers, the undersigned Guarantor irrevocably, absolutely, and unconditionally:

              1. Guaranties to Sellers the due and punctual payment, observance and performance by Purchaser of all of Purchaser's liabilities and obligations, whether present or future, express or implied, actual or contingent, under or arising out of the Asset Purchase Agreement or any certificate or other instrument or agreement furnished or to be furnished to Sellers by Purchaser in connection therewith (the "Obligations");

              2. Agrees with Sellers that whenever Purchaser shall fail to pay or perform when due any of the Obligations, it will on demand by Sellers from time to time pay or perform any and all of the same;

              3. Agrees that Sellers shall not be required to resort first for payment or performance of the Obligations to Purchaser or any other person or corporation; and

              4. Agrees that all of the Obligations shall be conclusively presumed to have been created in reliance on this Guaranty.

         Sellers will not be required, before exercising any of the rights, powers or remedies conferred upon it in respect of Guarantor under this Guaranty or by law:

              1. to make demand of Purchaser;

              2. to enforce or seek to enforce any claim, right or remedy against Purchaser or any other person;

              3. to make or file any claim in connection with the insolvency of Purchaser or any other person; or

              4. to take any action or obtain judgment in any court against Purchaser or any other person.

         Neither the liability of Guarantor under this Guaranty nor the rights, powers and remedies conferred on Sellers under this Guaranty or by law will in any way be released, prejudiced, diminished or affected by any of the following, all of which are expressly waived:

              1. the granting of time or indulgence to, or any compromise with or agreement not to sue Purchaser, Guarantor or any other person or Purchaser's abstaining from or delaying the collection of any payment or amounts due;

              2. the absence of any default by Purchaser or of any action taken by Purchaser;

              3. Sellers obtaining or failing to obtain or perfect any other guaranty or security (whether contemporaneously with this Agreement or not) or the modification, variation, renewal, release, termination or discharge by Sellers of any such security;

              4. the insolvency, incapacity, disability, or any change in the constitution, name, control or style of, Purchaser, Sellers, Guarantor or any other person;

              5. any invalidity, illegality, unenforceability, irregularity or frustration in any respect of any of the Obligations; and

              6. any act, omission or circumstances which, but for this Guaranty, might operate to prejudice, affect or otherwise diminish the liability of Guarantor hereunder.

         This Guaranty is a continuing guaranty and will remain in full force and effect until all the Obligations have been irrevocably paid, performed, discharged and satisfied in full. This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York.

         Without prejudice to Sellers' rights against Purchaser as principal obligor, Guarantor agrees as a separate and independent stipulation that any Obligations which may not be recoverable as a guaranty (whether by reason of any legal limitation, disability or incapacity on or of Seller or any other fact or circumstance) or which are or become illegal, void, voidable, unenforceable, discharged by any insolvency or irrecoverable (and whether or not known to Purchaser, Guarantor or any other person) shall nevertheless be recoverable from and enforceable against Guarantor as sole or principal debtor in respect thereof and shall be paid or performed by Guarantor on demand.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.


                                                  B&G FOODS, INC.


                                                  By:  /S/David Wenner
                                                     --------------------------
                                                     Name:  David Wenner
                                                     Title: President


                                       2